Award Timing Disclosure	12 Months Ended
Dec. 27, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Equity Award Granting Policy
Equity compensation awards made to our executive officers must be approved by the Compensation Committee. The Compensation Committee approves and grants annual equity awards, which include RSUs and PSUs and in the past have included options, at approximately the same time every year. In March 2026, pursuant to Mr. Lowery’s employment agreement, he was granted (i) a sign-on equity award consisting of RSUs and (ii) an annual equity award consisting of RSUs (25% of the total award), PSUs (25% of the total award) and options (50% of the total award). In March 2026, all other executive officers were granted 50% RSUs and 50% PSUs. Outside of the annual grant cycle, the Compensation Committee may, from time to time, grant off-cycle
equity awards, such as in connection with a new hire, promotion or retention award. All off-cycle
equity awards are issued on a
pre-determined
date (the second Friday of the last month of the fiscal quarter, except the grant date of Mr. Lowery’s sign-on
equity award was the date he commenced employment as CEO), following approval by the Compensation Committee (with delegation to the Chair of the Compensation Committee if under a threshold amount). The Compensation Committee does not take material non-public
information into account when determining the timing of the grant of equity awards, including options, and the timing of the release of material non-public
information is not based on affecting the value of executive compensation.

Award Timing Predetermined	true
Award Timing, How MNPI Considered	Outside of the annual grant cycle, the Compensation Committee may, from time to time, grant off-cycle equity awards, such as in connection with a new hire, promotion or retention award.
MNPI Disclosure Timed for Compensation Value	false